CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Equity Fund
Centurion International Equity Fund
Centurion U.S. Contra Fund
Centurion International Contra Fund


Supplement to the Prospectus and
Statement of Additional Information
each dated December 4, 1998


The following supersedes certain information contained in the Prospectus and Statement of Additional Information of the Funds listed above:

BEA Associates, each Fund's sub-adviser and a subsidiary of Credit Suisse Group, has changed its name to Credit Suisse Asset Management. The purpose of this name change is to better identify the adviser as a member of the Credit Suisse Asset Management business unit, which is the global asset management division of Credit Suisse Group, and will not affect the adviser's organizational structure, management or investment personnel.






Dated: February 25, 1999